                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the
         Commission Only (as permitted
         by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                           AIM COUNSELOR SERIES TRUST
                                AIM EQUITY FUNDS
                                 AIM FUNDS GROUP
                                AIM GROWTH SERIES
                         AIM INTERNATIONAL MUTUAL FUNDS
                              AIM INVESTMENT FUNDS
                         AIM INVESTMENT SECURITIES FUNDS
                                AIM SECTOR FUNDS
                                 AIM STOCK FUNDS
                                 AIM SUMMIT FUND
                              AIM TAX-EXEMPT FUNDS
                          AIM TREASURER'S SERIES TRUST
                          SHORT-TERM INVESTMENTS TRUST
                           TAX-FREE INVESTMENTS TRUST

.................................................................................
               (Name of Registrant as Specified In Its Charter)


.................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11
(1) Title of each class of securities to which transaction applies:

.................................................................................

(2) Aggregate number of securities to which transaction applies:

.................................................................................

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

.................................................................................

(4) Proposed maximum aggregate value of transaction:

.................................................................................

(5) Total fee paid:

.................................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

.................................................................................

(2) Form, Schedule or Registration Statement No.:

.................................................................................

(3) Filing Party:

.................................................................................

(4) Date Filed:

.................................................................................

[AIM INVESTMENTS LOGO APPEARS HERE]
      --Registered Trademark--

                              IMPORTANT PROXY NEWS
--------------------------------------------------------------------------------

                              MEETING ADJOURNED TO
                                 MARCH 28, 2008
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

--------------------------------------------------------------------------------

Recently we distributed proxy materials regarding the Meeting of Shareholders for the funds listed on Attachment A. This meeting, which was originally scheduled for February 29, 2008, has been adjourned to March 28, 2008 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Proxy materials and other fund literature may be reviewed and downloaded online at www.aiminvestments.com/proxy

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.


For your convenience, please utilize any of the following methods to submit your vote:

1.       BY INTERNET
Follow the simple instructions on your voting instruction form.

2.       BY TOUCH-TONE PHONE
Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3.       BY MAIL
Simply return your executed voting instruction form in the envelope provided.

                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                                  ATTACHMENT A


                               AIM CORE ALLOCATION
                                PORTFOLIO SERIES
                                    SERIES C
                                    SERIES M

                           AIM COUNSELOR SERIES TRUST
                             AIM FLOATING RATE FUND
                              AIM MULTI-SECTOR FUND
                       AIM SELECT REAL ESTATE INCOME FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                                AIM EQUITY FUNDS
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                          AIM DIVERSIFIED DIVIDEND FUND
                         AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND


                                 AIM FUNDS GROUP
                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND


                                AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                        AIM CONSERVATIVE ALLOCATION FUND
                             AIM GLOBAL EQUITY FUND
                           AIM GROWTH ALLOCATION FUND
                           AIM INCOME ALLOCATION FUND
                           AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND
                        AIM INTERNATIONAL ALLOCATION FUND
                          AIM MID CAP CORE EQUITY FUND
                          AIM MODERATE ALLOCATION FUND
                       AIM MODERATE GROWTH ALLOCATION FUND
                           AIM MODERATELY CONSERVATIVE
                                 ALLOCATION FUND
                            AIM SMALL CAP GROWTH FUND

                         AIM INTERNATIONAL MUTUAL FUNDS
                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                       AIM INTERNATIONAL CORE EQUITY FUND
                          AIM INTERNATIONAL GROWTH FUND


                              AIM INVESTMENT FUNDS
                                 AIM CHINA FUND
                           AIM DEVELOPING MARKETS FUND
                           AIM GLOBAL HEALTH CARE FUND
                       AIM INTERNATIONAL TOTAL RETURN FUND
                                 AIM JAPAN FUND
                              AIM LIBOR ALPHA FUND
                            AIM TRIMARK ENDEAVOR FUND
                                AIM TRIMARK FUND
                        AIM TRIMARK SMALL COMPANIES FUND


                          AIM INVESTMENT SECURITIES FUNDS
                           AIM GLOBAL REAL ESTATE FUND
                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                       AIM LIMITED MATURITY TREASURY FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                              AIM REAL ESTATE FUND
                            AIM SHORT TERM BOND FUND
                           AIM TOTAL RETURN BOND FUND


                                AIM SECTOR FUNDS
                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND


                                 AIM STOCK FUNDS
                                AIM DYNAMICS FUND
                             AIM S&P 500 INDEX FUND


                                 AIM SUMMIT FUND
                                 AIM SUMMIT FUND


                              AIM TAX-EXEMPT FUNDS
                         AIM HIGH INCOME MUNICIPAL FUND
                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND

                          AIM TREASURER'S SERIES TRUST
                                PREMIER PORTFOLIO
                          PREMIER TAX-EXEMPT PORTFOLIO
                    PREMIER U.S. GOVERNMENT MONEY PORTFOLIO


                          SHORT-TERM INVESTMENTS TRUST
                          GOVERNMENT & AGENCY PORTFOLIO
                        GOVERNMENT TAX ADVANTAGE PORTFOLIO
                             LIQUID ASSETS PORTFOLIO
                              STIC PRIME PORTFOLIO
                               TREASURY PORTFOLIO


                           TAX-FREE INVESTMENTS TRUST
                         TAX-FREE CASH RESERVE PORTFOLIO

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--

                              IMPORTANT PROXY NEWS
--------------------------------------------------------------------------------

                              MEETING ADJOURNED TO
                                 MARCH 28, 2008
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

--------------------------------------------------------------------------------

Recently we distributed proxy materials regarding the Meeting of Shareholders for the funds listed on Attachment A. This meeting, which was originally scheduled for February 29, 2008, has been adjourned to March 28, 2008 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Proxy materials and other fund literature may be reviewed and downloaded online at www.aiminvestments.com/proxy

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.


For your convenience, please utilize any of the following methods to submit your vote:

1.       BY INTERNET
Follow the simple instructions on your voting instruction form.

2.       BY TOUCH-TONE PHONE
Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3.       BY PHONE
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

4.       BY MAIL
Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to contact Computershare Fund Services at 1-866-438-4810.

                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                                  ATTACHMENT A

                               AIM CORE ALLOCATION
                                PORTFOLIO SERIES
                                    SERIES C
                                    SERIES M

                           AIM COUNSELOR SERIES TRUST
                             AIM FLOATING RATE FUND
                              AIM MULTI-SECTOR FUND
                       AIM SELECT REAL ESTATE INCOME FUND
                            AIM STRUCTURED CORE FUND
                           AIM STRUCTURED GROWTH FUND
                            AIM STRUCTURED VALUE FUND

                                AIM EQUITY FUNDS
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                          AIM DIVERSIFIED DIVIDEND FUND
                         AIM LARGE CAP BASIC VALUE FUND
                            AIM LARGE CAP GROWTH FUND


                                 AIM FUNDS GROUP
                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                      AIM INTERNATIONAL SMALL COMPANY FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND


                                AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                        AIM CONSERVATIVE ALLOCATION FUND
                             AIM GLOBAL EQUITY FUND
                           AIM GROWTH ALLOCATION FUND
                           AIM INCOME ALLOCATION FUND
                           AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND
                        AIM INTERNATIONAL ALLOCATION FUND
                          AIM MID CAP CORE EQUITY FUND
                          AIM MODERATE ALLOCATION FUND
                       AIM MODERATE GROWTH ALLOCATION FUND
                           AIM MODERATELY CONSERVATIVE
                                 ALLOCATION FUND
                            AIM SMALL CAP GROWTH FUND

                         AIM INTERNATIONAL MUTUAL FUNDS
                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                       AIM INTERNATIONAL CORE EQUITY FUND
                          AIM INTERNATIONAL GROWTH FUND

                              AIM INVESTMENT FUNDS
                                 AIM CHINA FUND
                           AIM DEVELOPING MARKETS FUND
                           AIM GLOBAL HEALTH CARE FUND
                       AIM INTERNATIONAL TOTAL RETURN FUND
                                 AIM JAPAN FUND
                              AIM LIBOR ALPHA FUND
                            AIM TRIMARK ENDEAVOR FUND
                                AIM TRIMARK FUND
                        AIM TRIMARK SMALL COMPANIES FUND


                         AIM INVESTMENT SECURITIES FUNDS
                           AIM GLOBAL REAL ESTATE FUND
                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                       AIM LIMITED MATURITY TREASURY FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                              AIM REAL ESTATE FUND
                            AIM SHORT TERM BOND FUND
                           AIM TOTAL RETURN BOND FUND


                                AIM SECTOR FUNDS
                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND


                                 AIM STOCK FUNDS
                                AIM DYNAMICS FUND
                             AIM S&P 500 INDEX FUND


                                 AIM SUMMIT FUND
                                 AIM SUMMIT FUND


                              AIM TAX-EXEMPT FUNDS
                         AIM HIGH INCOME MUNICIPAL FUND
                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND


                          AIM TREASURER'S SERIES TRUST
                                PREMIER PORTFOLIO
                          PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                          SHORT-TERM INVESTMENTS TRUST
                          GOVERNMENT & AGENCY PORTFOLIO
                        GOVERNMENT TAX ADVANTAGE PORTFOLIO
                             LIQUID ASSETS PORTFOLIO
                              STIC PRIME PORTFOLIO
                               TREASURY PORTFOLIO


                           TAX-FREE INVESTMENTS TRUST
                         TAX-FREE CASH RESERVE PORTFOLIO